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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 18, 2006
                                (April 17, 2006)

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     001-16587                58-1597246
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
       of Incorporation)                Number)           Identification Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

           On April 17, 2006, Orion HealthCorp, Inc. (the "Company") issued a press release stating that it was not aware of any news or events that would cause the unusual trading activity of the Company's stock. The press release is attached as Exhibit 99.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit         Description
99.1            Copy of press release issued by the Company on April 17, 2006.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ORION HEALTHCORP, INC.


                                                     By: /s/ Stephen H. Murdock
                                                         ----------------------
                                                         Stephen H. Murdock
                                                         Chief Financial Officer


Date: April 18, 2006

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------

99.1         Copy of press release issued by the Company on April 17, 2006.